

Premium Builder & Land Developer *Maximizes Returns* in Targeted U.S. Metro Regions

HARBOR
Custom Development, Inc

JANUARY 2022 | INVESTOR DECK

Forward Looking Statements

This presentation contains forward-looking statements, including information about management's view of Harbor Custom Development, Inc.'s ("we," "us," "our," or the "Company") future expectations, plans, and prospects. In particular, when used in the following discussion, the words "believes," "expects," "intends," "plans," "anticipates," or "may," and similar conditional expressions are intended to identify forward-looking statements. Any statements made in this presentation other than those of historical fact about an action, event, or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors which may cause the results of the Company and its subsidiaries and concepts to be materially different than those expressed or implied in such statements. Unknown or unpredictable factors could also have material adverse effects on the Company's future results. The forward-looking statements included in this presentation are made only as of the date hereof. We cannot guarantee future results, levels of activity, performance, or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, we undertake no obligation to update these statements, except as required by law, and also undertake no obligation to update or correct information prepared by third parties that are not paid by us.

Summary of Risk Factors

We face risks, which include, but are not limited to the following:

- Adverse changes in general economic conditions could reduce the demand for homes and land and, as a result, could have a material adverse effect on us;
- Our long-term growth depends upon our ability to successfully identify and acquire desirable land parcels for residential build-out;
- If homebuyers are not able to obtain suitable financing, our results of operations may decline;
- Difficulty in obtaining sufficient capital could result in an inability to acquire land for our developments or increased costs and delays in the completion of development projects;
- Our operations and performance are subject to risks associated within both the construction and real estate industries;
- Failure to manage land acquisitions and development and construction processes could result in significant cost overruns or errors in valuing sites;
- The rising cost of materials due to supply chain constraints has increased our costs of construction; and
- The extent to which the COVID-19 pandemic will further impact our results and operations will depend on future developments that are highly uncertain and cannot be predicted.

Intellectual Property Disclosure

This presentation contains references to our Company's trademarks and to trademarks belonging to other entities. Solely for convenience, trademarks and trade names herein, including logos, artwork, and other visual displays, appear without the R or TM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names. We do not intend the use or display of other companies' trade names or trademarks to imply a relationship with or endorsement from us.



*Harbor Custom Development currently employs 71 full-time employees.

Harbor at a Glance

We are a real estate developer and builder that participates in each phase of the land-to-home development cycle.



Unique business model provides flexibility for the monetization of land at various stages

- We acquire land
- We entitle and permit property
- We develop land with horizontal infrastructure
- We construct homes, condominiums, and multi-family apartments
- We monetize our real estate assets at various stages to capitalize on current market conditions

Unique Business Model Creates *Significant* Value Proposition

Diverse Revenue Stream

Integration of land-to-home development cycle enables:

- Multiple exit points to monetize real estate assets
- Tailor products to fit a diverse range of buyers in our target markets
- Ability to sell lot inventory to large nationwide home builders

Strategic Partnerships

Flexibility of our dynamic model allows us to partner with companies specializing in their local markets:

- Residential Builders
- General Contractors
- Land Developers

These partnerships keep our cost structure low while leveraging local market expertise

Specialized Land Acquisition Strategy

Comprehensive research-backed process that targets strong economies in growth markets located within 20-60-minute commute from urban job corridors

- Greater land availability
- Lower acquisition cost
- Faster permitting process
- Exodus from cities to suburban/rural areas





Specialized Land Acquisition Strategy

Our comprehensive research-backed land assessment strategy allows us to mitigate risk by following strong economies in growth markets

MACRO RESEARCH AND ASSESSMENT OF U.S. METRO REGIONS
Year-over-year population growth and ranks within the top U.S. metro regions for in migration
Rated in the top U.S. metro regions for job growth or annual average sales price increase
Location and infrastructure allow for major shipping and rail transportation hubs
Diversified economy not reliant on one major employer
Within top U.S. metro regions for average household family income
MICRO RESEARCH AND ASSESSMENT OF METRO AREA SUB-MARKETS PRE-LAND ACQUISITION
Commutable to the core job market (20 to 60-minute average commute)
Area year-over-year housing price and rental market appreciation
Location provides for easy access to freeways or other major commuter routes
Provides natural amenity that differentiates the property from others – views or unique access points
High-ranked school system (elementary - high school)
High concentration of government employment (state capital and/or local, state offices, or substantial U.S. military presence)




Siena
CREEK

Impressive Track Record


Annual Revenue Growth
2020
$50,397,000
2019
$30,953,500
2018
$5,730,300


9 Months YTD Revenue Growth
Sept. 30, 2021
$46,017,200
Sept. 30, 2020
$26,077,300



Compelling Growth Opportunity

➢ Price Increases Are Expected To Continue Across Primary Markets

- Home prices in our primary markets had year over year price appreciation of 21% - 39%. These markets are predicting continued growth in 2022.
- Percentage of homes selling within two weeks supports strong price appreciation; homes selling within two weeks across four primary markets range from 8% to 19%.
  - Seattle market leads the country at 19%.

➢ Low Supply/Inventory Available In Primary Markets

- Supply of resale inventory remains extremely low.
- Our four primary markets have 0.6 to 1.0 months of supply on hand (balanced market is considered to have 4-5 months of supply).

➢ Permit Growth Expected To Continue Across Our Markets

- Market growth across four primary markets between 2022 and 2023 are expected to range between 11% to 29%.

**Four primary markets include Seattle, Sacramento, Austin, and Tampa.*

**All data sourced from John Burns Regional Analysis and Forecast Published November 23, 2021.*



Washington Portfolio:

Owned, Controlled, & Current Projects









TOTAL LOTS /HOMES	REMAINING LOTS/UNITS	COMMUNITY	STATUS	BUSINESS PLAN
216	145	Horizon at Semiahmoo	Own	Develop + Sell Lots
25	11	Soundview Estates 4	Own	Develop + Sell Lots/ Build + Sell Homes
112	112	Mira	Own	Sell Entitled Land
75	75	Wyndstone	Own	Build + Sell Apartments
33	33	Broadmoor Commons	Control	Build + Sell Apartments
36	36	Mills Crossing	Own	Build + Sell Apartments
138	138	Bridge View Trails	Own	Build + Sell Apartments
177	177	Tanglewilde	Own	Build + Sell Apartments
80	80	Pacific Ridge	Own	Build + Sell Condos
228	228	Olympic Sunset View	Own	Build + Sell Apartments
997	997	Grandis Pond	Control	Develop + Sell Lots
66	66	Westry Village	Control	Build + Sell Apartments

**Some of these projects are under contract, but not yet closed. There can be no assurance that we will ultimately purchase these properties after completing our internal due diligence process.*

California Portfolio:

Owned, Controlled, & Current Projects









TOTAL LOTS /HOMES	REMAINING LOTS/UNITS	COMMUNITY	STATUS	BUSINESS PLAN
68	63	Darkhorse	Own	Build + Sell Homes
4	4	Sierra College	Own	Build + Sell Homes
22	22	Winding Lane	Own	Build + Sell Homes

**Some of these projects are under contract, but not yet closed. There can be no assurance that we will ultimately purchase these properties after completing our internal due diligence process.*

Florida Portfolio:

Owned, Controlled, & Current Projects



TOTAL LOTS /HOMES	REMAINING LOTS/UNITS	COMMUNITY	STATUS	BUSINESS PLAN
189	189	Punta Gorda	**Own**	Build + Sell Condos
500	*TBD*	Bayonet Point	**Control**	Build + Sell Condos

**Some of these projects are under contract, but not yet closed. There can be no assurance that we will ultimately purchase these properties after completing our internal due diligence process.*

Texas Portfolio:

Owned, Controlled, & Current Projects









TOTAL LOTS /HOMES	REMAINING LOTS/UNITS	COMMUNITY	STATUS	BUSINESS PLAN
2	2	Creeks Edge	Own	Build + Sell Homes
4	2	The Ranch at Lakeside	Own	Develop + Sell Lots
4	4	Bunker Ranch	Own	Build + Sell Homes
1	1	Flintrock Falls	Own	Build + Sell Homes
9	9	La Ventana	Own	Build + Sell Homes
35	35	Siena Creek	Own	Build + Sell Homes
108	78	Summit Rock	Own	Build + Sell Homes
68	68	Stone House	Own	Build + Sell Homes
5	5	Cimarron Hills	Own	Build + Sell Homes
10	10	Trails of Horseshoe Bay	Own	Build + Sell Homes

**Some of these projects are under contract, but not yet closed. There can be no assurance that we will ultimately purchase these properties after completing our internal due diligence process.*



Investing in Our Future


Real Estate Assets Owned
$120 M
$100 M
$80 M
$60 M
$40 M
$20 M
$ M
12/31/2017
12/31/2018
12/31/2019
12/31/2020
9/30/2021

Financial Overview



$46.0M

Revenue[1]

24.1%

Gross Margin[1]

$3.4M

Operating Income[1]

$105.5M

Real Estate Assets[1]

$103.0M

Amount Raised Since IPO[2]





(1) Figures reflect year-to-date data as of 9/30/21 filing period.
(2) Figure reflect funds raised since IPO.

Q3 2021 Balance Sheet Highlights

	September 30, 2021	December 31, 2020
Unrestricted Cash	$4,787,700	$2,396,500
Real Estate	$105,463,700	$20,370,300
Construction Loans, net of Debt Discount of $878,600 and $502,400 respectively	$38,682,100	$9,590,100
Construction Loans – Related Parties, net of Debt Discount of $1,416,300 and $670,200 respectively	$11,376,000	$5,819,700
Accounts Payable and Accrued Expenses	$5,875,800	$2,700,000
Shareholders Equity	$63,067,900	$6,414,700
Net Debt / Total Capital Ratio	44.7%	74.4%

Q3 2021 Year-to-Date Income Statement Highlights

	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Sales	$46,017,200	$26,077,300
Cost of Sales	$34,938,300	$24,448,100
Gross Profit	$11,078,900	$1,629,200
Gross Margin Percentage	24.1%	6.3%
Net Income	$3,228,600	($1,848,300)
Earnings Per Share	$0.17	($0.43)

Harbor Outshines Peers in Versatility

Company	Symbol	Market Cap*	Developer/ Builder	Acquires Land	Entitles Land	Constructs Infrastructure	Builds Homes	Develops Condominiums	Develops Apartments
Forestar Group	FOR	$964.6M	Developer	✓	✓	✓			
Howard Hughes	HHC	$5.6B	Builder & Developer	✓	✓		✓	✓	✓
Taylor Morrison Home	TMHC	$3.9B	Builder & Developer	✓	✓		✓		
Stratus Properties	STRS	$284.1M	Developer	✓	✓		✓	✓	
Green Brick Partners	GRBK	$1.3B	Builder & Developer	✓	✓		✓		
Century Communities	CCS	$2.5B	Builder	✓	✓		✓		
M/I Homes	MHO	$1.7B	Builder	✓	✓		✓		
Hovnanian Enterprises	HOV	$750.7M	Builder	✓	✓		✓	✓	
Beazer Homes USA	BZH	$671.7M	Builder	✓	✓	✓	✓	✓	
HARBOR Custom Development, Inc.	HCDI	$35.4M	Builder & Developer	✓	✓	✓	✓	✓	✓

**Market Cap calculated at close of market on January 11, 2022 (rounded).*

**Data presented in this table was compiled by the Harbor Custom Development Inc. team through an analysis of each company's website and other public communications.*

Purchasing Real Estate With Crypto

Harbor Custom Development, Inc. is revolutionizing the way real estate is purchased. Harbor has opened its real estate portfolio to buyers utilizing Bitcoin and multiple other digital currencies to purchase its real estate assets in Washington, California, Texas and Florida.



Pros of Purchasing Real Estate With Crypto

- **Converting To A Stable Asset:** Converting a fluctuating asset into a stable long-term asset. Real Estate values are subject to less price volatility.

- **Faster Process:** Cryptocurrency transfers avoid many of the hurdles and paperwork associated with a traditional mortgage-funded home sale that can slow down the process.

- **Low Transaction Fees:** Cryptocurrency users are not subject to the litany of traditional banking fees associated with fiat currencies.

Key Executives

Decades of Experience



Sterling Griffin

CEO, President & Chairman of Board of Directors



Jeff Habersetzer

COO, General Counsel, Corporate Secretary



Lance Brown

CFO

Appendix

Capitalization Table

	Outstanding	Conversion Rate	Fully Diluted
Common Shares outstanding	14,893,094		14,893,094
Share Repurchases	(1,806,752)		(1,806,752)
Options	427,198		500,679
Restricted Stock	50,250		202,750
Warrants Common	17,946,859		17,946,859
Series A preferred stock	4,016,955	5.556	22,318,202
Warrants Preferred	12,000	5.556	66,672
Total	**35,539,604**		**54,121,504**

Based on a conversion rate of 5.556 shares of Common Stock for one share of Series A Preferred Stock in effect as of the date of this presentation.

Balance Sheet

		September 30, 2021 (unaudited)
ASSETS		
	Real Estate	$105,463,700
	Property, Plant and Equipment, net	9,132,900
	Right of Use Assets	788,400
	Unrestricted Cash	4,787,700
	Restricted Cash	597,600
	Prepaid Expense	2,248,100
	Accounts Receivable, net	104,800
	Contract Assets, net	4,762,400
	Deferred Offering Costs	133,400
TOTAL ASSETS		**$128,019,000**
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES		
	Construction Loans , net of Debt Discount of $878,600 and $502,400 respectively	$38,682,100
	Construction Loans - Related Parties, net of Debt Discount of $1,416,300 and $670,200 respectively	11,376,000
	Equipment Loans	5,731,800
	Accounts Payable and Accrued Expenses	5,875,800
	Operating Lease Liabilities	766,900
	Finance Leases	611,300
	Deferred Revenue	21,700
	Note Payable PPP	-
	Dividends Payable	210,600
	Contract Liability	390,900
	Note Payable D&O Insurance	1,284,000
TOTAL LIABILITIES		**64,951,100**
STOCKHOLDERS' EQUITY		
	Preferred Stock, No Par 10,000,000 shares authorized and 1,260,555 issued and outstanding at September 30, 2021 and 0 outstanding and issued at December 31, 2020	$28,661,000
	Common Stock, No Par 50,000,000 shares authorized and 14,898,594 outstanding at September 30, 2021 and 5,636,548 issued and outstanding at December 31, 2020	37,057,900
	Additional Paid In Capital	668,900
	Accumulated Deficit	(2,028,300)
	Total Stockholders' Equity - Harbor Custom Development, Inc.	64,359,500
	Non-Controlling Interest	(1,291,600)
TOTAL STOCKHOLDERS' EQUITY		**63,067,900**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		**$ 128,019,000**

(Amounts rounded to the nearest $100)

Income Statement

	For the Nine Months Ended September 30,		For the Year Ended December 31,	
	2021	2020	2020	2019
Sales	$ 46,017,200	$ 26,077,300	$ 50,397,000	$ 30,953,500
Cost of Sales	34,938,300	24,448,100	48,393,800	27,645,100
Gross Profit	11,078,900	1,629,200	2,003,200	3,308,400
Operating Expenses	7,639,700	3,769,900	5,493,900	3,466,800
Operating Income (Loss)	3,439,200	(2,140,700)	(3,490,700)	(158,400)
Other Income (Expense)				
Loss on Sale of Equipment	(35,900)	(27,900)	(267,700)	-
Forgiveness of Debt	10,000	-	562,300	-
Other Income (Expense)	113,800	13,000	(66,300)	79,100
Interest Expense	(298,500)	(254,200)	(382,900)	(358,300)
Total Other Income (Expense)	(210,600)	(269,100)	(154,600)	(279,200)
Income (Loss) Before Income Tax	3,228,600	(2,409,800)	(3,645,300)	(437,600)
Income Tax Benefit (Expense)	-	561,500	(116,800)	634,600
Net Income (Loss) Attributable to Stockholders	$ 3,228,600	$ (1,848,300)	$ (3,762,100)	$ 197,000
Net (Loss) Income Attributable to Non-controlling interests	1,700	(228,100)	(229,300)	(38,600)
Preferred Dividends	(771,500)	-		
Net Income (Loss) Attributable to Common Stockholders	$ 2,458,800	$ (1,620,200)	$ (3,532,800)	$ 235,600
Net Income (Loss) Per Share - Basic	$ 0.17	$ (0.43)	$ (0.84)	$ 0.07
Net Income (Loss) Per Share – Diluted	$ 0.17	$ (0.43)	$ (0.84)	$ 0.07
Weighted Average Common Shares Outstanding – Basic	14,350,143	3,737,318	4,214,418	3,513,517
Weighted Average Common Shares Outstanding – Diluted	14,515,710	3,737,318	4,214,418	3,513,517

(Amounts rounded to the nearest $100)

HARBOR
Custom Development, Inc

OFFICES

Harbor Custom Development, Inc.
11505 Burnham Dr. Suite 301
Gig Harbor, WA 98332

harborcustomdev.com

INVESTOR RELATIONS

Hanover International
(760) 564-7400

hanoverintlinc.com

NASDAQ:HCDI; HCDIP; HCDIW; HCDIZ





